UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 8, 2014
(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

6025 S. Quebec, Suite 100, Centennial, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code:   (888) 498-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Director

On October 8, 2014, Fred Taylor resigned from his position as a member of the board of directors (the “Board”) of Blue Water Petroleum Corp. (the “Company”). Mr. Taylor’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices. The Company would like to thank Mr. Taylor for his years of dedicated service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER PETROLEUM CORP.

DATE: October 15, 2014	By:	/s/ Thomas Hynes
Thomas Hynes Chief Executive Officer